UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                 August 31, 2004
                                ----------------

                                   Valhi, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Delaware                        1-5467                       87-0110150
-------------------             ------------------             ----------------
  (State or other                  (Commission                  (IRS Employer
  jurisdiction of                  File Number)                 Identification
  incorporation)                                                      No.)

  5430 LBJ Freeway, Suite 1700, Dallas, Texas                    75240-2697
----------------------------------------------                  ------------
  (Address of principal executive offices)                       (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


              (Former name or former address, if changed since last
                                    report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement   communications   pursuant  to  Rule  14d-2(b)  under
        the  Exchange  Act  (17  CFR
        240.14d-2(b))

[   ]   Pre-commencement   communications   pursuant  to  Rule  13e-4(c)  under
        the  Exchange  Act  (17  CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

         The registrant hereby furnishes the information set forth in its press release issued on August 31, 2004, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

         The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01     Financial Statements and Exhibits.

              (c) Exhibits.

                  Item No.            Exhibit Index
                  ----------          --------------------------------------
                  99.1                Press Release dated August 31, 2004 issued
                                      by the registrant.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         VALHI, INC.
                                                         (Registrant)




                                                   By:  /s/ A. Andrew R. Louis
                                                        ------------------------
                                                        A. Andrew R. Louis
                                                        Secretary




Date:  August 31, 2004

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

99.1              Press Release dated August 31, 2004 issued by the registrant.